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                                                                   EXHIBIT 10.18

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                 PROMISSORY NOTE

$500,000.00                                                       August 2, 2001

         FOR VALUE RECEIVED, the undersigned, CELL ROBOTICS INTERNATIONAL, INC., a Colorado corporation ("Maker"), promises to pay to the order of DIPL. ING. OTON TISCH ("Payee"), at Apartado 76949, Caracas 1070 Venezuela (or such other place as Payee may from time to time designate), the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), or so much as may have been advanced hereunder, together with interest on the unpaid principal balance from time to time outstanding at a rate per annum equal to ten percent (calculated on the basis of the actual number of days elapsed, but computed as if each calendar year consisted of 365 days). This Note is the "Note" referred to in that certain Loan Agreement, dated August 2, 2001 (the "Loan Agreement"), by and between Payee and Maker. Capitalized terms used but not defined herein shall have the meanings ascribed to those terms in the Loan Agreement. Notwithstanding anything to the contrary contained herein, no provision of this Note shall require the payment or permit the collection of interest in excess of the Maximum Legal Rate.

         Interest on this Note shall accrue from the date hereof. All principal of and interest on this Note shall be paid on August 2, 2002.

         All past due principal of and accrued interest on this Note shall bear interest from maturity (stated, by acceleration, or otherwise) until indefeasibly paid in full at the lesser of 12% and the Maximum Legal Rate.

         1. Optional Prepayments. Maker, at any time and from time to time, may prepay the unpaid principal amount of this Note in whole or in part without premium; provided, however, that any such optional prepayment shall be applied to accrued but unpaid interest and then to the unpaid principal amount of this Note.

         2. Events of Default and Remedies. Upon or at any time after the occurrence of an Event of Default, the principal amount of this Note together with all interest accrued thereon shall, at the option of Payee and without notice or demand by Payee, become at once due and payable and Maker shall forthwith pay to Payee, in addition to any and all sums and charges due, the entire principal of and accrued and unpaid interest on this Note plus reasonable attorneys' fees and expenses, if the same are collected by or through an attorney at law. Upon or at any time after the occurrence of any Event of Default, Payee shall have and may exercise, at its election, from time to time any and all rights and remedies available to a secured party under the UCC (as defined in the Loan Agreement), in addition to any and all other rights and remedies



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afforded by this Note, at law, in equity or otherwise, including, without limitation, (a) declaring the entire unpaid balance of this Note, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (b) reducing any claim to judgment; and (c) bringing suit or other proceedings before any appropriate court either for specific performance of any covenant or condition contained in this Note or in aid of the exercise of any right granted to Payee in this Note.

         3. Optional Conversion. This Note shall be convertible at the option of the Maker, in whole or in part, at any time or from time to time into the number of fully paid and nonassessable shares of common stock ("Common Stock") of Maker equal to the unpaid principal amount of this Note plus the accrued but unpaid interest hereon divided by the Conversion Price (as defined below) in effect from time to time. In the event of any such conversion, the amount due under this Note shall be reduced by an amount equal to the number of shares of Common Stock issued upon such conversion multiplied by the applicable Conversion Price, with the amount of such reduction being first applied to accrued and unpaid interest and then to principal.

                  (a) Conversion Procedures. If Maker desires to convert this
Note into Common Stock, Payee shall surrender this Note to Maker at its principal executive offices, accompanied by proper instruments of transfer to Maker or in blank, accompanied by irrevocable written notice to Maker of the name or names (with address) in which a certificate or certificates for Common Stock are to be issued. Maker shall, as soon as practicable after such written notice and compliance with any other conditions herein contained, deliver at such office to Payee, certificates for the number of full shares of Common Stock or other securities to which it shall be entitled, adjusted by any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of this Note, and the person or persons entitled to receive the Common Stock or other securities deliverable upon conversion shall be treated for all purposes as the record holder or holders thereof on such date. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall be issued by the Payee to the Maker for the principal balance of this Note and interest which shall not have been converted or paid.

                  (b) Conversion Price; Certain Adjustments. The conversion price for determining the number of shares of Common Stock deliverable upon conversion (the "Conversion Price") shall be the lesser of (i) $0.5994 per share of Common Stock (the "Initial Conversion Price") or (ii) ninety percent (90%) of the average closing price per share of the Common Stock for the fifteen (15) trading days ending on the trading day immediately prior to the date of conversion. Notwithstanding the foregoing, in no event shall the Conversion Price be less than $.30 per share of Common Stock (the "Conversion Price Floor"). The Initial Conversion Price and the Conversion Price Floor and the number of securities issuable upon conversion of this Note shall be subject to adjustment from time to time as follows:

                           (i) In the event of any change in the Common Stock by reason of any combination, subdivision, split, reclassification, stock dividend or any similar change affecting the Common Stock, then in any such event the Initial Conversion Price and the Floor Conversion Price shall be adjusted, in such manner as the Board of Directors deems



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         equitable to prevent substantial dilution or enlargement of the rights granted to the Payee. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (ii) In the event that at any time, as a result of any adjustment made pursuant to these provisions, Payee shall become entitled to receive any shares of Maker other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in these provisions with respect to the Common Stock.

                  (c) Reclassification, Consolidation, Merger or Sale of Assets. If at any time while this Note is outstanding and unexpired there shall be (i) a reorganization of the Maker, (ii) a merger or consolidation of the Maker with or into another entity in which the Maker is not the surviving entity, or a reverse triangular merger in which the Maker is the surviving entity but the shares of the Maker's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Maker's properties and assets as, or substantially as, an entirety to any other Person, then lawful and adequate provision will be made whereby the Payee will thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of Common Stock of the Maker immediately theretofore purchasable and receivable upon the conversion of this Note, the kind and amount of stock and other securities and assets (including, without limitation, cash) receivable upon such merger, consolidation or sale by a holder of the number of shares of Common Stock deliverable upon the conversion of this Note immediately prior to such merger, consolidation or sale. In any such case, appropriate provisions will be made with respect to the rights and interests of the Payee to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of shares of Common Stock purchasable upon the conversion of this Note) will thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion hereof. The foregoing provisions of this Section shall similarly apply to successive reorganizations, mergers, consolidations and sales and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. If this Section applies to a transaction, Section 3(b)(i) and (ii) shall not apply to such transaction.

                  (d) Notice of Adjustment. Whenever the Conversion Price is adjusted, the Maker shall promptly mail to the Payee a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate prepared in good faith shall be conclusive evidence of the correctness of such adjustment absent manifest error.

                  (e) Maker Determination Final. Any determination that the Maker or the Board of Directors must make pursuant to this Note is conclusive absent manifest error.



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                  (f) When No Adjustment Required. No adjustment need be made for any transaction referred to in Section 3(b)(i) and Section 3(c) if the Payee is entitled to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  (g) No Fractional Shares. The Maker shall not be required to issue fractions of shares of Common Stock upon conversion of this Note or to distribute certificates which evidence fractional shares of Common Stock. If the conversion of this Note would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon the conversion of this Note shall be rounded up or down to the nearest whole share. The Payee expressly waives his right to receive any fractional shares upon conversion of this Note.

                  (h) Reservation of Shares; Etc. Subject to the terms and conditions of the immediately following sentence, Maker shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of this Note, such number of shares of its Common Stock and other securities free of preemptive rights as shall from time to time be sufficient to effect the conversion of this Note. Maker shall from time to time, in accordance with the laws of the state of its incorporation, use its reasonable best efforts to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of this Note. If any shares of Common Stock required to be reserved for purposes of conversion of this Note require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, Maker will in good faith endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange, the Nasdaq National Market, or any other national securities exchange, Maker will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of this Note.

                  (i) Payment of Taxes. The issuance of a certificate or certificates for shares of Common Stock upon conversion of this Note shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the Payee, the Person or Persons requesting the issuance thereof shall pay to the Maker the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Maker that such tax has been paid.

         4. Cumulative Rights. No failure on the part of Payee to exercise, and no delay by Payee in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and are in addition to any other rights and remedies provided by Applicable Law or otherwise.



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         5. Waiver. Maker, and each surety, endorser, guarantor and other party ever liable for the payment of any sum of money payable on this Note, jointly and severally waive demand, presentment, protest, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in the collection or filing of suit hereon which may occur; agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment of this Note; and hereby consent to any and all renewals, extensions, indulgences, releases or changes hereof or hereto, regardless of the number of such renewals, extensions, indulgences, releases or changes.

         6. NO ORAL AGREEMENTS. THIS NOTE (ALONG WITH THE OTHER LOAN DOCUMENTS) REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

         7. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW MEXICO WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW MEXICO OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW MEXICO. Any legal action or proceeding with respect to this Note shall be brought in any New Mexico state or federal court sitting in Bernalillo County, New Mexico, and, by execution and delivery of this Note, Maker hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Maker hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         8. Severability. Any term or provision of this Note that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         9. Succession and Assignment. This Note shall be binding upon and inure to the benefit of Maker and Payee and their respective successors and permitted assigns. Payee may not assign either this Note or any of its rights, interests or obligations hereunder without the prior written approval of the Maker.



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         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                       CELL ROBOTICS INTERNATIONAL, INC.


                                       By: /s/ Ronald K. Lohrding, Ph.D.
                                          --------------------------------------
                                          Ronald K. Lohrding, Ph.D.
                                          President and CEO



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